UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2003

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street
Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

Item 12.	Results of Operations and Financial Condition.

Smithfield Foods, Inc. (the “Registrant”) hereby furnishes this report pursuant to Item 12 of Form 8-K:

On November 20, 2003, the Registrant issued a press release announcing its earnings for the second quarter of fiscal 2004, which ended October 26, 2003. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: November 20, 2003	/s/ Daniel G. Stevens

Daniel G. Stevens Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release, dated as of November 20, 2003, announcing the Registrant’s earnings for the second quarter of fiscal 2004, which ended October 26, 2003.